SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ---------------------


                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  March 4, 2002


                         TEXAS INSTRUMENTS INCORPORATED
               (Exact name of Registrant as specified in charter)



          DELAWARE                    001-03761                 750289970
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
     of incorporation)                                     identification  no.)



                               12500 TI BOULEVARD
                                 P.O. BOX 660199
                            DALLAS, TEXAS 75266-0199
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 995-3773


                              ---------------------

ITEM  7.   Exhibits.

          Designation of
            Exhibit in
            this Report        Description of Exhibit
          --------------       ----------------------

               99              Registrant's news release
                               dated March 4, 2002

ITEM  9.   Regulation FD Disclosure.

     The information set forth in the Registrant's news release dated March 4, 2002 (attached hereto as Exhibit 99) is incorporated herein by reference to such news release. The filing of this news release is being made for purposes of Regulation FD only and is not an indication or assessment of materiality, nor is it intended to constitute a representation that the information is not otherwise publicly available.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this report on Form 8-K are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

     - Market demand for semiconductors, particularly for digital signal processors and analog chips in key markets, such as telecommunications and computers;

     - TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

     - TI's ability to compete in products and prices in an intensely competitive industry;

     - TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

     - Timely completion and successful integration of announced acquisitions;

     - Economic, social and political conditions in the countries in which TI and its customers and suppliers operate, including security risks, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

     - Losses or curtailments of purchases from key customers or the timing of customer inventory adjustments;

     -    TI's ability to recruit and retain skilled personnel; and

     -    Availability of raw materials and critical manufacturing equipment.

For a more detailed discussion of these and other factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in
Item 1 of TI's most recent Form 10-K. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K and TI undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TEXAS INSTRUMENTS INCORPORATED


Date:  March 4, 2002                   By:  /s/ JOSEPH F. HUBACH
                                            --------------------
                                            Joseph F. Hubach
                                            Senior Vice President,
                                            Secretary and
                                            General Counsel

                                                                      Exhibit 99
                                                                      ----------
NEWS  RELEASE
C-02018


Media  Contacts:
Chris  Rongone  214-480-6868  c-rongone@ti.com
Gail  Chandler  214-480-6808  g-chandler1@ti.com
(Please do not publish these numbers or e-mail addresses.)



  TI CEO TOM ENGIBOUS RECONFIRMS COMPANY OUTLOOK IN KEYNOTE REMARKS AT MORGAN
                          STANLEY INVESTOR CONFERENCE

            CEO SAYS ORDERS STRONGER IN FIRST TWO MONTHS OF 1Q02 AND
                      COULD DRIVE BOOK-TO-BILL CLOSE TO ONE


     DALLAS (March 4, 2002) -- During an evening keynote discussion at the Morgan Stanley Semiconductor & Systems Conference, Texas Instruments (TI) (NYSE:
TXN) Chairman, President and CEO Tom Engibous reconfirms the company's outlook for its current quarter. In its outlook, originally issued in January, the company said it expects the following in 1Q02: revenue to be about even with the fourth quarter of 2001, pro forma operating margin to improve by about 7 points, and pro forma EPS to be about breakeven.

     Additionally, Engibous says that semiconductor orders received in the first two months of the first quarter were strong, compared with the first two months of the fourth quarter. As a result, the company's book-to-bill ratio could be close to one for the first quarter.

Engibous also says that if the strength in orders continues, semiconductor revenue should grow sequentially in the second quarter.

     Engibous notes that TI has significant room for operating leverage on its fixed manufacturing costs as capacity utilization improves. During the downturn, the company reduced annualized costs by about $600 million, while continuing to invest in more efficient manufacturing. As a result, it expects revenue growth to fall through to the bottom line at a high rate.

     Engibous' keynote can be viewed through the Investor Relations section of the TI Web site at www.ti.com/ir.

                                    #   #   #

Pro forma supplemental income information begins with the Consolidated Statement of Operations, which complies with U.S. generally accepted accounting principles, and then excludes amortization of acquisition-related costs (goodwill, other intangibles and deferred compensation), pooling-of-interests transaction costs, purchased in-process R&D costs, special charges and gains, and income-tax adjustments.

TEXAS INSTRUMENTS
Texas Instruments Incorporated is the world leader in digital signal processing and analog technologies, the semiconductor engines of the Internet age. In addition to Semiconductor, the company's businesses include Sensors & Controls, and Educational & Productivity Solutions. TI is headquartered in Dallas, Texas, and has manufacturing, design or sales operations in more than 25 countries.

Texas Instruments is traded on the New York Stock Exchange under the symbol TXN. The company's web site is www.ti.com.

SAFE  HARBOR  STATEMENT
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This release includes "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as TI or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, such statements herein that describe the company's business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

     - Market demand for semiconductors, particularly for digital signal processors and analog chips in key markets, such as telecommunications and computers;

     - TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

     - TI's ability to compete in products and prices in an intensely competitive industry;

     - TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

     - Timely completion and successful integration of announced acquisitions;

     - Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

     - Losses or curtailments of purchases from key customers or the timing of customer inventory adjustments;

     -    TI's ability to recruit and retain skilled personnel; and

     -    Availability of raw materials and critical manufacturing equipment.

For a more detailed discussion of these factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in Item 1 of the company's most recent Form 10-K. The forward-looking statements included in this release are made only as of the date of this release and the company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances